U.S. SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report: May 6, 2003

(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.

(Exact Name of Registrant as Specified in its Charter)

Canada (State or Other Jurisdiction of Incorporation)	1-1035 (Commission File Number)	N/A (IRS employer Identification No.)

122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
306-933-8500

(Address and telephone number of the registrant’s principal executive offices)

N/A

(Former name or former address, if changed since last report)

Potash Corporation of Saskatchewan Inc.
Current Report on Form 8-K

Item 5.   Other Events and Regulation FD Disclosure.

We attach as Exhibit 99 hereto and incorporate herein by reference a letter dated May 6, 2003 from our independent auditors, Deloitte & Touche LLP, with respect to an accounting change described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

Item 7.   Exhibits.

Exhibit Number	Description of Document

99	Letter from Deloitte & Touche LLP with respect to an accounting change described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

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Signature

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Potash Corporation of Saskatchewan Inc.

By:	/s/ Wayne R. Brownlee
Wayne R. Brownlee
Senior Vice President, Treasurer and Chief Financial Officer
Potash Corporation of Saskatchewan Inc.

May 6, 2003

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Index to Exhibits

Exhibit Number	Description of Document

99	Letter from Deloitte & Touche LLP with respect to an accounting change described in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2003.

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